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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Amedisys, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 (the "Report"), I, William F. Borne, Chief Executive Officer of the Company, certify that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ WILLIAM F. BORNE
-----------------------
William F. Borne
Chief Executive Officer
August 12, 2002